Exhibit 99.2

UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. Clovis Oncology UK Limited § Case No. 22-11293 § § Lead Case No. 22-11292 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2023 Petition Date: 12/11/2022 Months Pending: 5 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 8 Debtor’s Full-Time Employees (as of date of order for relief): 49 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew Mordkoff Andrew S. Mordkoff Signature of Responsible Party Printed Name of Responsible Party 05/31/2023 Date 787 Seventh Avenue, New York, New York 10019-6099 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. AlixPartners General 1 UST Form 11-MOR (12/01/2021)

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $9,119,581 b. Total receipts (net of transfers between accounts) $7,078,309 $13,020,326 c. Total disbursements (net of transfers between accounts) $9,341,993 $14,241,734 d. Cash balance end of month (a+b-c) $6,855,897 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $9,341,993 $14,241,734 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $5,060,889 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory ( Book Market Other (attach explanation)) $0 d Total current assets $14,294,469 e. Total assets $14,568,510 f. Postpetition payables (excluding taxes) $9,188,890 g. Postpetition payables past due (excluding taxes) $872 h. Postpetition taxes payable $1,237,937 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $10,426,827 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $3,226,760 n. Total liabilities (debt) (j+k+l+m) $13,653,587 o. Ending equity/net worth (e-n) $914,923 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $2,562,914 b. Cost of goods sold (inclusive of depreciation, if applicable) $569,904 c. Gross profit (a-b) $1,993,010 d. Selling expenses $9,604 e. General and administrative expenses $515,850 f. Other expenses $59,630 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $15,722 j. Reorganization items $0 k. Profit (loss) $1,392,204 $-2,988,982 AlixPartners UST FormGeneral 11-MOR (12/01/2021) 2

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi AlixPartners General 3 UST Form 11-MOR (12/01/2021)

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii AlixPartners General 4 UST Form 11-MOR (12/01/2021)

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv AlixPartners General 5 UST Form 11-MOR (12/01/2021)

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi AlixPartners General 6 UST Form 11-MOR (12/01/2021)

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii AlixPartners General 7 UST Form 11-MOR (12/01/2021)

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire—During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by Yes No N/A the court? i. Do you have: Worker’s compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as Yes No set forth under 28 U.S.C. § 1930? AlixPartners General 8 UST Form 11-MOR (12/01/2021)

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Yes No Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Daniel W. Muehl Daniel W. Muehl Signature of Responsible Party Printed Name of Responsible Party Executive Vice President and Chief Financial Officer 05/31/2023 Title Date AlixPartners General 9 UST Form 11-MOR (12/01/2021)

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo AlixPartners General 10 UST Form 11-MOR (12/01/2021)

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 AlixPartners General 11 UST Form 11-MOR (12/01/2021)

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 PageThree PageFour AlixPartners General 12 UST Form 11-MOR (12/01/2021)

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Cash Receipts and Disbursements Reporting Period: April 01—April 30, 2023 Debtor Third-Party Cash Disbursements Clovis Oncology, Inc $ 28,645,500 Clovis Oncology UK Limited $ 9,341,993 Clovis Oncology Ireland Limited $ 924,109 Total $ 38,911,601 Debtor Third-Party Cash Receipts Clovis Oncology, Inc $ 58,459,010 Clovis Oncology UK Limited $ 6,984,418 Clovis Oncology Ireland Limited $ 6,837 Total $ 65,450,265 AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Bank Account Information Reporting Period: April 01—April 30, 2023 Debtor Bank Last 4 Digits Description Balance as of Month End (USD) Clovis Oncology, Inc. JP Morgan 9101 Lockbox Account 4,264,854 Clovis Oncology, Inc. JP Morgan 8623 Operating Account 23,913,641 Clovis Oncology, Inc. JP Morgan 9601 Operating Account 140 Clovis Oncology, Inc. JP Morgan 9602 Operating Account 2,149 Clovis Oncology, Inc. JP Morgan 3424 Operating Account 506 Clovis Oncology, Inc. JP Morgan 8157 Investment Account 16,666 Clovis Oncology, Inc. JP Morgan 2038 Investment Account 100,000 Clovis Oncology, Inc. JP Morgan 1915 Professional Fees Account 16,396,170 Clovis Oncology, Inc. JP Morgan 7602 Utilitiy Deposits Account 10,800 Clovis Oncology, Inc. JP Morgan 7669 FAP Proceeds Account 41,223,757 Clovis Oncology UK Limited JP Morgan 4225 Lockbox Account 428,124 Clovis Oncology UK Limited JP Morgan 2330 Operating Account 6,427,774 Clovis Oncology Ireland Limited JP Morgan 0565 Lockbox Account 2,304,657 Clovis Oncology Ireland Limited JP Morgan 1185 Operating Account 375,375 Sub Total—Bank Accounts 95,464,612 Total 95,464,612 AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Unaudited Balance Sheet as of April 30, 2023 Reporting Period: April 01—April 30, 2023 Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Assets Current Assets: Cash and Cash Equivalents 85,928,683 6,855,898 2,680,032 Trade Accounts Receivable, Net 9,625,688 5,060,889—Interco Receivables 22,433,732 253 13,918,936 Pre-Petition—Inter Company Debtor Receivables Inventories 95,074,082—8,421,409 Prepayments and Deposits 16,463,463 133,413 31,664 Other Assets—Current 906 2,014,875 918,251 IC Investment in Subsidiaries 2 229,143—Total Current Assets 229,526,555 14,294,469 25,970,292 Non-Current Assets: Property, Plant and Equipment, Net 135,332 116,838—Goodwill 63,074,218 — Other Intangible Assets, Net 53,209,882 — Other Assets—Non-current 10,724,010 157,203 29,200 Total Non-Current Assets 127,143,442 274,041 29,200 Total Assets 356,669,996 14,568,510 25,999,492 Liabilities Current Liabilities: DIP Financing 45,000,000 — Trade Accounts Payable, Net 6,318,487 648,256 39,233 Interco Payables (449,091) 4,158,953 18,833,632 Misc. Liabilities & Accrued Expenses 25,598,456 4,246,619 154,121 Accrued Taxes (Income, Payroll, etc.) (16,641) 1,237,937 288,254 Lease Liability—Short-term 56,613 135,062 18,130 Other Notes Payable—Current ——Total Current Liabilities 76,507,824 10,426,827 19,333,369 Non-Current Liabilities Lease Liability—Long-term — 8,775 Total Non-Current Liabilities — 8,775 Liabilities Subject to Compromise 844,183,212 3,226,760 87,050 Total Liabilities 920,691,036 13,653,587 19,429,194 Equity Common Stock 145,470 2 141 Additional Paid in Capital 2,691,516,957 — Accumulated Other Comprehensive Loss (41,905,090) (451,467) 295,339 Accumulated Deficit (3,213,778,377) 1,366,389 6,274,818 Total Equity (564,021,040) 914,923 6,570,298 Total Liabilities and Equity 356,669,996 14,568,510 25,999,492 Notes: 1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change. AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Unaudited Statement of Operations for the month of April 2023 Reporting Period: April 01—April 30, 2023 Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Total Revenue 7,374,350 2,562,914 1,855,238 Operating Expenses: Cost of Goods Sold 798,107 569,904 1,054,525 Royalty Expense 1,862,167 — Research and Development 2,031,213—886 General and Administrative 7,183,646 515,850 65,148 Selling Expenses 336,898 9,604—Operating Taxes 84,921 15,722—Other Operating Expenses ——Total Operating Expenses 12,296,953 1,111,079 1,120,560 Total Operating Profit (Loss) (4,922,603) 1,451,835 734,678 Other Income and Expenses: Interest Income 22,733 — Proceeds from Asset Sales 46,160,001 — Interest Expense ——Foreign Currency Translation Adjustments 18,317 59,630 (101,209) Gain/Loss on Available-For-Sale Securitie ——Reorganization Costs 5,181,325 — Income Tax Expense ——Net Other Income 40,983,092 (59,630) 101,209 Net Income 36,060,489 1,392,204 835,887 Notes: 1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future. AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Accounts Receivable Reconciliation and Aging Reporting Period: April 01—April 30, 2023 Clovis Oncology, Inc. Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 9,348,325—442,935—9,791,260 Less: Prompt Pay Discounts & Returns (156,713)—(8,859)—(165,572) Less: Allowance for Bad Debts — ——Net Accounts Receivable 9,191,612—434,076—9,625,688 Clovis Oncology UK Limited Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 5,060,889 ——5,060,889 Less: Allowance for Bad Debts — ——Net Accounts Receivable 5,060,889 ——5,060,889 Clovis Oncology Ireland Limited Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable — ——Less: Allowance for Bad Debts — ——Net Accounts Receivable — ——AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Post-Petition Accounts Payable Aging Reporting Period: April 01—April 30, 2023 Debtor Total Current 0-30 Days 31-60 Days 61-90 Days 91+ Days Clovis Oncology, Inc. 6,318,487 3,721,460 884,560 1,351,050 325,703 35,715 Clovis Oncology UK Limited 648,256 647,384 872 ——Clovis Oncology Ireland Limited 39,224 5,661 21,089—12,474—Net Accounts Payable 7,005,968 4,374,505 906,521 1,351,050 338,177 35,715 Notes: 1) While the Debtors’ AP Aging Report shows that the Debtors are past due on certain postpetition amounts owed, certain of these payments are not actually owed pursuant to various provisions of the bankruptcy code, and the Debtors do not believe that once they finish reconciling their invoices, books and records, this will be the case. AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Capital Assets Reporting Period: April 01—April 30, 2023 Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Net Book Value Computer Equipment 123,537 110,808—Furniture and Fixtures (0) 5,077—Lab Equpment 0 — Leasehold Improvements 0 (0)—Licensed Software ——Manufacturing Equipment 4,850 — Office Equipment (0) 953—Trade Booth ——Net Book Value 128,387 116,838—AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Payments to Insiders Reporting Period: April 01—April 30, 2023 Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Payments to Insiders 1,459,013 — The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding payments to insiders during the period of April 1 through April 30, 2023. With respect to insiders, all cash payments made were on account of ordinary course salaries, court approved incentive or retention payments, and authorized travel and expense reimbursements. No non cash transfers were made during this reporting period. /s/ Daniel W. Muehl 5/31/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Notes: 1) The insiders included herein are consistent with those as defined by the Bankruptcy Code and as included in the Debtors’ Statements of Financial Affairs. The amount listed Includes all compensation related expenses paid by the Debtors, including salary, retirement plan contributions, health and other insurance benefits, and expense reimbursements. AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Status of Post-Petition Taxes Reporting Period: April 01—April 30, 2023 The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All postpetition taxes for the debtors, which are not subject to dispute or reconciliation are current; provided, however, the Debtors continue to actively reconcile other amounts owed to various taxing and governmental authorities, which may subsequently be subject to dispute. /s/ Daniel W. Muehl 5/31/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual AlixPartners General